UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2005

DANIELSON HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

40 Lane Road
Fairfield, New Jersey	07004

(Address of principal executive offices) (Zip Code)

(973) 882-9000

(Registrant’s telephone number, including area code)

_______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     Beginning on March 4, 2005, Credit Suisse First Boston and Goldman Sachs Credit Partners, L.P. will provide certain information concerning Danielson Holding Corporation (the “Company”) and its wholly-owned subsidiary, Covanta Energy Corporation (“Covanta”), to third-party prospective lenders in connection with a debt financing package necessary to finance the acquisition of American Ref-Fuel Holdings Corp., as well as to refinance the existing recourse debt of Covanta and provide additional liquidity for the Company. These materials contain certain previously undisclosed information which is attached hereto as Exhibit 99.1 and incorporated herein by reference. This information includes certain non-GAAP financial information set forth under the heading “Non-GAAP Financial Measures” in Exhibit 99.1.

     The information in this Form 8-K and Exhibit 99.1 is furnished pursuant to Item 7.01, “Regulation FD Disclosure,” and, except as shall be expressly set forth by specific reference in such filing, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired — Not Applicable

(b)	Pro Forma Financial Information — Not Applicable

(c)	Exhibits

Exhibit No.	Exhibit

99.1	Certain information provided to and by Goldman Sachs Credit Partners, L.P. and
Credit Suisse First Boston

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 4, 2005

DANIELSON HOLDING CORPORATION
(Registrant)

By: /s/ Timothy J. Simpson

Name: Timothy J. Simpson,
Title: Senior Vice President, General Counsel and Secretary

DANIELSON HOLDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Certain information provided to and by Goldman Sachs Credit Partners, L.P. and
Credit Suisse First Boston